INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

US$ MILLIONS	2025	2024
Cost	$19,935	$17,739
Accumulated amortization	(4,170)	(3,218)
Net intangible assets	$15,765	$14,521
Intangible assets are allocated to the following cash generating units:

US$ MILLIONS	2025	2024
North American residential infrastructure operation	$2,985	$3,006
Brazilian regulated gas transmission operation	2,510	2,299
Canadian diversified midstream operation	1,624	1,718
U.S. bulk fiber network(1)	1,516	—
North American rail operations	1,381	1,674
European residential infrastructure business	1,295	1,196
Brazilian electricity transmission operation(1)	1,152	1,023
Indian telecom tower operation	1,103	1,175
U.K. wireless infrastructure operation	585	549
Global intermodal logistics operations	570	577
North American retail colocation data center operations	454	454
U.K. port operation(2)	—	267
Other(3)	590	583
Total	$15,765	$14,521

(1)Refer to Note 7, Acquisition of Businesses, for further details
(2)Refer to Note 5, Disposition of Businesses, for further details
(3)Other intangibles are primarily comprised of customer contracts at our Canadian natural gas gathering and processing operation, Colombian natural gas distribution operation, natural gas operation in India and contracted order book at our U.K. regulated distribution operation.
The intangible assets at our North American residential infrastructure operation are comprised of contractual customer relationships, customer contracts, brands and various technological upgrades. The contractual customer relationships and customer contracts represent ongoing economic benefits from leasing customers and annuity-based management agreements. Brands represent the intrinsic value customers place on the operation’s various brand names. Our technological upgrades represent various upgrades such as the development of new metering technology. The business generates revenues under long-term contracts with a diversified customer base across North America.
The intangible assets at our Brazilian regulated gas transmission operation relate to concession arrangements with the local energy regulator, Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”). Total capacity is fully contracted under long-term “ship-or-pay” gas transportation agreements (“GTA”) with predefined tariffs annually adjusted for inflation. On April 8, 2021, new legislation was passed in Brazil which provides our Brazilian regulated gas transmission operation the right to operate the gas pipelines perpetually. The intangible assets are amortized on a straight-line basis over the estimated useful life of the underlying infrastructure.
The intangible assets at our Canadian diversified midstream operation relate to long-term take-or-pay and fee-for-service contractual arrangements which are not materially impacted by volume or commodity price fluctuations. These customer relationships and shipping agreements are with investment grade counterparties. Revenues are recognized over time as transportation services are fulfilled. The intangible assets will be amortized on a straight-line basis over the estimated useful life.
The intangible asset at our U.S. bulk fiber network primarily relates to customer relationships. The intangibles are amortized on a straight-line basis over the estimated useful life of up to 25 years.
The intangible assets at Brookfield Infrastructure’s North American rail operations mainly relate to operating network agreements, track access rights, customer relationships and trade names. The intangible assets are amortized on a straight-line basis over the expected economic longevity of the facility served, the customer relationship, or the length of the contract or agreement including expected renewals and expected economic life of the trade name. The business provides critical first and last mile rail services which connect large Class I railroad operators to end customers.
The intangible asset at Brookfield Infrastructure’s Indian telecom tower operation relates primarily to customer contracts.
The intangible assets at our European residential infrastructure business are principally comprised of affinity partner relationships, policyholder contracts, brands and internally generated software assets. The affinity partner relationships and policyholder contracts represent the ongoing economic benefits from agreements acquired as part of business combinations. Brands represent the intrinsic value the business expects to generate from trademarks and intellectual property acquired through business combinations.
The intangible assets at our Brazilian electricity transmission operations are our transmission concessions. The terms and conditions of our electricity transmission concession are regulated by the Brazilian Electricity Regulatory Agency (“ANEEL”). The concession agreement grants the right to construct, maintain, and operate the transmission lines, in exchange for a regulated return (“RAP”) during the concession period. Concessions are awarded for a period of 30 years and RAP is adjusted for inflation annually and updated every five years to reflect changes in third-party cost of capital.
The intangible asset at our global intermodal logistics operations primarily relate to customer relationships, which represent the future economic benefit from our leases and renewals with customers, in addition to brand, and developed technology. The intangibles are amortized on a straight-line basis over the estimated useful life.
The intangible asset at Brookfield Infrastructure’s U.K wireless infrastructure operation primarily relates to customer contracts and related relationships. The contractual customer contracts and customer relationships represent ongoing economic benefits from leasing space on the existing portfolio of towers and distributed antenna systems. Intangible assets are amortized straight-line over the average remaining contractual period plus a reasonable expectation of long term renewals.
The intangible assets at our U.S. retail colocation data center business relate to agreements with customers for colocation services. These are often multi-year agreements and consist primarily of colocation service fees, which include fees for the licensing of space and power, and interconnection service fees. The intangibles are amortized on a straight-line basis over the estimated useful life.
The carrying value as at December 31, 2025, of Brookfield Infrastructure’s indefinite lived intangibles is $653 million (2024: $953 million).
The following table presents the change in the cost balance of intangible assets:

US$ MILLIONS	2025	2024
Cost at beginning of the year	$17,739	$18,622
Acquisitions through business combinations(1)	2,941	1,580
Additions	287	193
Assets reclassified as held for sale(2)	(1,738)	(109)
Assets held by subsidiaries disposed of during the period(3)	(310)	(17)
Non-cash additions (disposals)(4)	50	(1,053)
Foreign currency translation	966	(1,477)
Cost at end of year	$19,935	$17,739

(1)See Note 7, Acquisition of Businesses, for additional information.
(2)See Note 6. Assets and Liabilities Classified as Held for Sale, for additional information.
(3)Refer to Note 5, Disposition of Businesses, for further details.
(4)Non-cash disposals for the year ended December 31, 2024 principally relates to the deconsolidation of our Peruvian toll road operations. Refer to Note 34, Related Party Transactions, for further details.

The following table presents the accumulated amortization for Brookfield Infrastructure’s intangible assets:

US$ MILLIONS	2025	2024
Accumulated amortization at beginning of year	$(3,218)	$(2,777)
Non-cash disposals	45	68
Amortization	(910)	(824)
Disposals	24	—
Assets held by subsidiaries disposed during the period(1)	19	—
Held for sale	130	4
Foreign currency translation	(260)	311
Accumulated amortization at end of year	$(4,170)	$(3,218)

(1)Refer to Note 5, Disposition of Businesses, for further details.